Exhibit 99.2
For Immediate Release
ITC Holdings Corp. Prices Its Equity Offering
NOVI, Mich. — Jan. 17, 2008 — ITC Holdings Corp. (NYSE:ITC) today announced that it has priced its public offering of 5,583,250 shares of common stock at $50.15 per share and has granted the underwriters a 30-day option to purchase up to an additional 837,487 shares of common stock to cover over-allotments, if any.
The offering of common stock is part of the financing that will be used to refinance the debt incurred by ITC Holdings Corp. to fund the acquisition by ITC Midwest LLC, its wholly-owned subsidiary, of the electric transmission assets of Interstate Power and Light Company.
Lehman Brothers Inc. and Credit Suisse Securities (USA) LLC are serving as joint book running managers in the offering. Copies of the prospectus supplement and the accompanying base prospectus may be obtained from:
Lehman Brothers Inc., c/o Broadridge Integrated Distribution Services, Inc., 1155 Long Island Avenue, Englewood, NY 11717, or by faxing requests to 631-254-7140 or via e-mail at qiana.smith@Broadridge.com, or
Credit Suisse Securities (USA) LLC, Credit Suisse, Prospectus Department, One Madison Avenue, New York, NY 10010, by calling toll-free 800.221.1037, or by faxing requests to 212.325.8057.
About ITC Holdings Corp.
ITC Holdings Corp. (NYSE: ITC) invests in the electricity transmission grid to improve electric reliability, improve access to markets, and lower the overall cost of delivered energy. ITC is the largest independent electricity transmission company in the country. Through its subsidiaries, ITCTransmission, Michigan Electric Transmission Company (METC) and ITC Midwest, ITC operates regulated, high-voltage transmission systems in Michigan’s Lower Peninsula and portions of Iowa, Minnesota, Illinois and Missouri, serving a combined peak load in excess of 25,000 megawatts. ITC is also focused on new areas where significant transmission system improvements are needed through subsidiaries ITC Grid Development, ITC Great Plains and ITC Panhandle Transmission. For more information, please visit: http://www.itc-holdings.com. (itc-ITC)
This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying prospectus.
The shares issued are registered pursuant to ITC Holdings Corp.’s automatic shelf registration statement which was filed with the Securities and Exchange Commission on January 17, 2007.

Safe Harbor Statement and Legal Disclaimer
This press release contains certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.
Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this press release and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise. (itc-ITC)
Contact:
Investor/Analyst Contact: Pat Wenzel, ITC Holdings (248.374.7200, pwenzel@itc-holdings.com)
Media Contact: Cheryl Eberwein, ITC Holdings (248.835.9300, ceberwein@itctransco.com)
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